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                                                      Exhibit 10b

231 South LaSalle Street
Chicago, Illinois  60697
312-828-4682
FAX: 312-987-6982
                                                         Jennings F. Werner
                                                         Vice President
                                                         Financial Institutions

CONTINENTAL BANK


December 6, 1993

First of America Bank Corporation
211 South Rose Street
Kalamazoo, MI 49007

Re: Promissory Note of First of America Bank Corporation dated as of
    December 11, 1991


Gentlemen:

We hereby agree to a second amendment of the Promissory Note (the "Note") dated December 11, 1991 by the deletion of the Due Date "December 6, 1993" wherever it may appear and the substitution therefor of the Due Date "December 5, 1994".

As hereby amended the Note and all other terms and conditions shall remain in full force and effect.

Please acknowledge your agreement by signing and returning a copy of this letter.

Regards.

/s/ JENNINGS F. WERNER                            AGREED AND ACCEPTED
                                                  -------------------
                                                  FIRST OF AMERICA BANK
                                                  ---------------------
                                                     CORPORATION
                                                     -----------

                                                  BY:  /s/ SAMUEL G. STONE
                                                  -------------------------
                                                   Samuel G. Stone

                                                  TITLE: Senior Vice President
                                                  ----------------------------
                                                      & Treasurer

                                                  DATE: December 6, 1993
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